                                                                   EXHIBIT 10.33

                                     LEASE
                                     -----

         THIS AGREEMENT, made and executed this 19th day of June, 1997, by and between TELESTAR COURT LIMITED PARTNERSHIP, a Limited Partnership (hereinafter called "Landlord" and VITAMIN SUPERSTORE, L.L.C., a Limited Liability Company (hereinafter called "Tenant").

                             W I T N E S S E T H:

     Landlord and Tenant agree as follows:

     1.  PREMISES.  The Landlord hereby rents to the Tenant, and the latter does
         --------
hereby take from the Landlord, the premises described as 2924 Telestar Court, Falls Church, Virginia, consisting of approximately 9900 square feet, including the exclusive right to all parking areas immediately adjacent to the premises.

     2.  TERM.  The Landlord hereby rents to the Tenant and the latter does
         ----
hereby rent from the former the above described premises for an original term of two (2) years, commencing on the 23rd day of June, 1997, and fully ending at midnight on the 30th day of June, 1999, provided, however, that if the Tenant
                                          -----------------
shall not be in default of any of its obligations hereunder, the Landlord agrees that the Tenant has the option to renew the Lease for three additional terms of three (3) years each, said renewal terms to commence, immediately upon the termination of the prior term. The exercise of this option shall be subject to the provisions of Paragraph 29.

     3.  RENT.  Tenant shall pay the Landlord as rental for said premises for
         ----
the full original two year term the sum of $137,280.00, due and payable in equal monthly installments of Five Thousand Seven Hundred Twenty Dollars ($5,720.00), with the first said installment payable upon the execution of this Agreement, and the remaining installments due and payable in advance on the first day of each and every month during the original term of this lease.

     For the first three year renewal/option term the sum of $205,920.00, due and payable in equal monthly installments of Five Thousand Seven Hundred Twenty dollars ($5,720.00), with the first said installment payable upon the exercise of the renewal option, and the remaining installments due and payable in advance on the first day of each and every month during the first extension period of this lease.

     For the second three year renewal/option term the sum of $221,519.68, due and payable in equal monthly installments of Six Thousand One Hundred Fifty-three and 33/100 Dollars ($6,153.33), with the first said installment payable upon the exercise of the renewal option, and the remaining installments due and payable in advance on the first day of each and every month during the second extension period of this lease.

     For the third three (3) year renewal/option term the sum of 237,120.12, due and payable in equal monthly installments of Six Thousand Five Hundred Eighty-six and 67/100 Dollars ($6,586.67), with the first said installment payable upon the exercise of the renewal option, and the remaining installments due and payable in advance on the first day of each and every month during the third extension period of this lease.

     It is further understood and agreed that the rental specified herein shall be a "net, net, net rental" to the Landlord and that the Tenant shall be responsible for the payment of all real estate taxes and assessments and all insurance payments to, and for, the demised premises.

     For each month that the agreement is in force and monthly rental installment payments shall be due under the terms hereof, the installments shall be due and payable in advance on the first day of each month during the term of this lease to be paid through and at Telestar Court Limited Partnership, c/o Bruce Stauffer, P.O. Box 6444, Silver Spring, Maryland, 20906, or at such other place as the Landlord may designate in writing.

     Rent Credit.  Notwithstanding anything herein to the contrary, during the
     -----------
first four months of the original term of this Lease, and not during any renewal or extension thereof, fifty percent (50%) of the rental due during said period shall be abated.

     4.  PAYMENT LATE CHARGE.  The Tenant covenants to pay the rent as herein
         -------------------
provided without deduction whatsoever, and without any obligation on the Landlord to make demand therefor, except as otherwise provided for herein. To any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, or within 10 days thereafter, there shall be added a late charge of Five (5%) percent of the amount overdue, for each and every month that the payment remains unpaid, provided, however, that no late charge will be
                            -----------------
assessed for the first two times during the initial or during each option period that the rental payment is more than 10 days late unless the Landlord notifies the Tenant that the rental payment is 10 days overdue and the tenant fails to cure said default with 10 days, thereafter, any subsequent late payments will incur the late charge specified herein.

     5.  PURPOSE.  The premises are to be used for general commercial, office
         -------
and storage purposes.

     6.  ASSIGNMENT AND SUBLETTING.  The Tenant shall not assign, mortgage or
         -------------------------
encumber this Lease, nor sublet the premises, or any part thereof, without the prior written consent of the Landlord which shall not be unreasonably withheld. It is further agreed that the Tenant shall have the right without Landlord's consent to enter into an assignment of this Lease, or a sublease of the premises to any corporation which is owned or closely affiliated with the Tenant, or to any subsidiary corporation of Tenant, or Tenant's parent corporation, or any corporation succeeding to substantially all of the assets of Tenant as a result of a consolidation, merger, sale, amalgamation or acquisition between Tenant and any of its parents, or, affiliates, subsidiaries, or in connection with a merger, consolidation, amalgamation, or acquisition of the Tenant with any other company; or to a firm, corporation or any group or combination thereof who is acquiring all of most of the assets of the Tenant or a majority of Tenant's other stores in the Washington D.C. Metropolitan area. Within thirty (30) days after the execution and delivery of any such assignment or sublease Tenant shall furnish to Landlord a duplicate original of the assignment or sublease which shall contain as assumption by the assignee of all of the obligations of the Tenant. It is expressly understood and agreed, however, that any such
         -------------------------------------------------------------
assignment or sublease shall be subject to all of the terms, covenants and
- --------------------------------------------------------------------------
conditions contained herein and Tenant shall continue to remain liable to the
- -----------------------------------------------------------------------------
Landlord under the terms of this Lease.
- --------------------------------------

     7.  REPAIRS.  It is expressly understood and agreed that the premises are
         -------
leased in an "as is" condition and that Landlord makes no warranty whatsoever concerning the same, provided, however, that the Landlord agrees to repair and
                     --------  -------
maintain the roof of the premises and to be responsible for repairing any existing leaks and to maintain said roof in a leakproof condition during the term of this lease. The Landlord shall also be responsible for maintaining the structure and the exterior of the building. Tenant hereby acknowledges that he has been given ample opportunities to inspect said premises and is relying upon said inspection of the premises and not upon any assurances, representations or warranties, express or implied, concerning the condition of the premises.

     It is further agreed that the Landlord shall make major repairs to HVAC System that may be required during the period that the Tenant shall occupy the premises, that is to say, repairs costing in excess of Five Hundred Dollars ($500.00) in the aggregate during any twelve month period or the need for a compressor replacement, provided that the Tenant shall at its cost have placed
                        --------
the HVAC system under a maintenance contract and has performed routine and preventative maintenance on the HVAC System at their cost.

     It is further understood and agreed that the Tenant shall during the term of this lease, at its own cost and expense, without any contribution by Landlord, maintain and make any and all necessary interior repairs that Tenant desires to make to Landlord's building, with the exception of the roof, exterior or structure, provided, however, that Tenant shall not be required to make any
              --------  -------
replacements except for damages caused by Tenant or its invitees or guests, except those described below. Tenant shall not be required to make replacements to the exterior or structure of the building.

     It is, however, expressly understood and agreed that Tenant shall at its sole cost and expense be responsible for all replacements and/or alterations of any kind, including both the interior and exterior of the premises, that may be necessary to bring the building into compliance with any and all applicable ordinances and regulations of any and all federal, state, county or municipal authorities, including Title III of the Americans With Disabilities Act of 1990, or any similar statues or laws, and any and all regulations promulgated thereunder, and any similar state or local laws or regulations which it is understood and agreed shall be made at Tenant's sole cost and expense.
Provided, however, in the event the cost for making such repair or replacements to comply with such laws exceed $7,500.00, Tenant shall have the option of (i) making such repairs and replacements or (ii) terminating the lease by giving notice to Landlord or such election, in which event the lease shall terminate thirty (30) days after Tenant's Notice of Termination.

     This section is subject and subordinate to Sections 11 and 19

     8.  TENANT ALTERATIONS.  Tenant shall have the right at his own cost and
         ------------------
expense to make interior non structural alterations to the premises that are necessary for the conduct of Tenant's business. Tenant will comply at his own cost and expense with all present and future governmental regulations and requirements arising out of, in connection with, or necessitated by such alterations.

     Tenant will also indemnify and save Landlord harmless against any and all bills for labor performed or equipment, fixtures or materials furnished to Tenant in connection with said work as aforesaid, and against any and all liens, bills or claims therefor or against the demised premises in connection with said work and from all loss, damages, cost, expenses, suit, claims and demands whatsoever arising therefrom.

     Tenant will also provide whatever additional reasonable insurance coverage that may be necessary by reason of the aforesaid work.

     9.  UTILITIES.  The Tenant shall, at his own cost and expense, pay all
         ---------
charges when due for water, gas, electricity, trash, sewer and any other utility charges incurred in the use of the demised premises at the rate charged by the public utility. Landlord hereby represents that the premises are separately metered or submetered for all utilities serving the premises. Tenant shall upon the request of the Landlord provide evidence that all water and sewer charges have been fully paid.

     10. SUBORDINATION.  This Agreement is subject and subordinate to the lien
         -------------
of any mortgage, or deed of trust, now or at any time hereafter upon said premises and the Tenant does hereby agree to execute within thirty (30) days of a request any and all instruments to effect such subordination which the Landlord may request or require.

     11. EMINENT DOMAIN.  In the event the whole or any part of the demised
         --------------
premises shall be taken under the power of eminent domain, or sold under threat thereof, or taken in any manner for public use, either party, at its option, may terminate this Lease, which Lease shall then terminate on the effective date of the condemnation or sale. The compensation awarded or paid for such taking, both as to the Landlord's reversionary interest and the Tenant's interest under this Lease, shall belong to and be the sole property of the Landlord. The Tenant shall have no claim against the Landlord or be entitled to any award of damages other than the abatement or rent beyond the period of the termination date and compensation for moving expenses and/or cost of removal of stock and/or trade fixtures if allowed by condemnor.

     12. SIGNS.  The Tenant shall not display any sign, picture, advertisement,
         -----
awning, merchandise or notice on the exterior of the said premises without the written consent of the Landlord or his Agent first had and obtained which consent shall not be unreasonably withheld.

     13  FIXTURES.  The Tenant shall have the privilege of installing any
         --------
equipment, furniture and fixtures necessary in the conduct of its business, and the same shall remain the property of Tenant provided they be removed by Tenant before the expiration of this Agreement or any renewal or extension thereof. Tenant shall promptly repair all damages to the demised premises caused by the removal of such fixtures and equipment or promptly reimburse the Landlord for the cost of such repairs.

     14.  REGULATIONS.  In operating its business, Tenant will conform to all
          -----------
laws, orders and regulations of the Commonwealth of Virginia and Fairfax County authorities, or any of their departments, and will not, through his own act or neglect, cause any situation to exist in or about the demised premises which would constitute a violation of any applicable Code, Regulation or Ordinance governing the use, occupancy, health, sanitation or fire. Tenant shall comply with the legal requirements which relate to its specific use of the premises or to any alteration to the premises made by Tenant.

     15.  LIABILITY INSURANCE.  The Tenant agrees to procure and maintain in
          -------------------
force public liability insurance with a company or companies licensed to do business in Virginia and having a Bests rating of at least B+ for the demised premises which policies will be written so as to protect both the Tenant and the Landlord, and shall have minimum limits of coverage as follows:

          (a) 1,000,000.00 bodily injury per occurrence;
          (b) $500,000.00 bodily injury per person;
          (c) $50,000.00 property damages.

     Said public liability policy shall provide that it shall not be canceled for any reason unless Landlord or his Agent is given 30 days' notice in writing by the insurance company. Landlord shall be furnished with certificates of issuance and maintenance of such policies of insurance.

     16.  INCREASED FIRE INSURANCE RATES.   In operating its business at the
          ------------------------------
premises, Tenant will not do or permit anything to be done, in the premises which will in any way increase the rate of fire insurance upon said premises, or conflict with the fire insurance policies on the premises. In the event of any increase in the insurance premium as a result of Tenant's failure to comply with the provisions of this Paragraph, the Tenant will pay the amount of any such increase with 30 days after Landlord's written demand therefor.

     In the event of the occurrence of any event set forth in this Section 16, Landlord shall notify Tenant of the element or activity that Landlord determines may result in an increase in the rate of insurance on the premises and, thereafter, Tenant shall have a period of thirty (30) days to cease such activity or to remove such element from the premises. In the event that Tenant shall not remedy the violation after said thirty (30) day period, Tenant shall pay to Landlord upon demand, as Additional Rent, the amount of any increase in any such insurance premium.

     17.  MECHANICS' LIEN.  The Tenant will not permit any mechanics' or
          ---------------
material men's or other liens to stand against the demised premises for any labor or material furnished to Tenant in connection with work of any character performed on the demised premises.

     18.  INSOLVENCY OR BANKRUPTCY.  In the event or insolvency or bankruptcy of
          ------------------------
the Tenant, this Lease shall, at the option of this Landlord, terminate forthwith, and this Lease shall not, by operation of law or otherwise, be considered as a part of the Tenant's bankruptcy estate.

     19.  DAMAGES TO PREMISES.
          -------------------

          (a) If the premises shall be destroyed or damaged in whole or in substantial part from any cause other than ordinary wear and tear, ordinary physical depreciation or obsolescence, Landlord shall forthwith repair, restore and rebuild the same with all reasonable dispatch and diligence; provided, however, if the time to repair would take in excess of ninety (90) days as determined by Landlord either party shall have the right to terminate upon written notice to the other. Said restoration and repair shall include all fixtures and equipment in the premises owned by Landlord and so damaged or destroyed.

          (b) If the entire premises shall be rendered untenantable by reason of any such damage, the Rent payable by Tenant under this Lease shall abate for the period from the date of such damage until the earlier to occur of (a) 30 days following completion of Landlord's restoration work placing the premises in at least as good condition as existed at commencement of the term hereof or (b) the date that Tenant recommences operations from the premises.

          (c) Anything in this Section 19 to the contrary notwithstanding, if the repair and restoration provided for in this Section 19 is not commenced within one (1) month from the date of the damage or destruction referred to in said paragraph, or once commenced, if said repair or restoration is not completed within three (3) months of the date of the damage, Tenant may terminate this Lease at anytime thereafter until such restoration is completes upon written notice to Landlord.

     Except as provided for above, in no event shall Landlord be liable for any loss or damage sustained by Tenant by reason of fire or other accidental casualty.

     20.  ACCESS BY LANDLORD.  The Landlord or his Agent shall have access to
          ------------------
the demised premises at all reasonable hours for the purpose of inspection, or in the event of fire or other property damage, or for the purposes of making any repairs the Landlord considers desirable or necessary, provided, however, that this provision shall not be construed to constitute an obligation by the Landlord to make repairs. It is also understood and agreed that when the Landlord or his agents are exercising their rights under this Section 20, they shall not unreasonably interfere with the Tenant's use of the premises. The Landlord shall have the right to show the demised premises to prospective tenants or purchasers at any time during the final five months of the Lease term, or any extension or renewal thereof, providing that it does not interfere with the Tenant's use of the premises. The Landlord shall have the right to display on the demised premises, a 2 foot by 3 foot notice or sign, "For Rent" and/or "For Sale" during the six months prior to the end of the term of this lease in a location reasonably acceptable to Tenant.

     21.  SECURITY DEPOSIT.  The Tenant, contemporaneously with the execution or
          ----------------
this Lease, has deposited with Landlord, a security deposit amounting to one month's rental, receipt of which is hereby acknowledged. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by the Tenant of all of the terms, covenants and conditions of this Lease by Tenant. If, at any time during the term of this Lease, any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to the Landlord shall be overdue and unpaid, the Landlord may, at the option of the Landlord, appropriate and apply any portion or said deposit to the payment of such overdue rent or other sum. Should the entire deposit, or any portion thereof, be appropriated and applied by the Landlord for the payment at overdue rent or other sums due and payable to the Landlord by the Tenant hereunder, the Tenant shall, upon the written demand of the Landlord, forthwith remit to the Landlord a sufficient amount in cash to secure said security deposit to the original sum deposited, and Tenant's failure to do so within fifteen (15) days after receipt of such demand shall constitute a breach of this Lease. Within 30 days after the end of the term, Landlord shall return the security deposit to Tenant less any sums applied by Landlord to cure a Tenant default.

     22.  REAL ESTATE TAXES AND INSURANCE.  For each year occurring during the
          -------------------------------
term of this lease, or any renewal or extension thereof, the Tenant shall pay to the Landlord the full amount of real estate taxes assessed against the premises. Said taxes shall be due and payable annually by the Tenant thirty (30) days after receipt by the Tenant of a copy of Landlord's tax bill or bills showing the real estate taxes assessed against the property together with a copy of the applicable tax bill. During any part of the term hereof, which shall be less than a full tax year, taxes applicable to the premises shall be prorated on a daily basis between the parties to the end that Tenant shall only pay the real estate taxes attributable to the portion of the tax fiscal year occurring within the term of this Lease.

     Landlord agrees to notify Tenant of any proposed increase in the assessed valuation immediately upon receipt of any notification to that effect in order to grant Tenant an opportunity to contest such increase, and the obligation of Tenant to pay any increase is conditioned upon notice of any such increase being given to Tenant as aforesaid. Landlord agrees to cooperate in any tax appeal filed by Tenant. Tenant shall have such rights to contest the validity or amount of real estate taxes as are permitted by law, either in its own name or in the name of Landlord, in either case with Landlord's full cooperation. Any resultant refund, rebate or reduction shall be used first to repay the expenses of contesting such taxes.

     Tenant shall also pay Landlord's insurance premium on said premises which shall be due thirty (30) days after receipt by the Tenant of a copy of Landlord's insurance bill. During any part of the term hereof, which shall be less than a full calendar year, insurance applicable to the premises shall be prorated on a daily basis between the parties to the end that Tenant shall only pay the insurances attributable to the portion of the calendar year occurring within the term of this Lease.

     23.  WAIVER.  No waiver of any breach of the covenants, provisions, or
          ------
conditions contained in this Lease shall be construed as a waiver of that covenant, provision or condition nor any subsequent breach; and if any breach shall occur and afterwards shall be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

     24.  HOLDING OVER.  If Tenant shall hold over after the expiration or
          ------------
earlier termination or the Term, Tenant shall become a tenant from month to month upon the same terms as herein provided. Such month to month tenancy shall continue until the tenancy is terminated at the end of any month by the giving of at least thirty (30) days written notice by either party hereto to the other.

     25.  TENANT'S DEFAULT.  In the event that the Tenant shall default in the
          ----------------
payment of rent and/or charges herein reserved when the same shall be due, and after 7 days written notice, the Landlord shall have the right to reenter the same, distrain for any amount of money that may be due under this Lease pursuant to judicial proceedings, either by force or otherwise, without being liable to any prosecution therefor, and to apply any proceeds to the payment of the rent due, or to become due, holding the Tenant liable for any deficiency.

     It is agreed that upon default on the part of the Tenant of any provision or covenant of this Lease, other than the nonpayment of rent, the Landlord shall have the right, after thirty (30) days written notice to the Tenant, to perform on behalf of the Tenant, at the risk and expense of the Tenant, and to render all for the costs thereof to the Tenant at the demised premises who shall pay said bill within thirty (30) days from the receipt thereof. If Tenant fails to cure within such time period, the Landlord shall also have the right to reenter and take possession of the demised premises pursuant to judicial process and it is further agreed that notwithstanding such re-entry, the Tenant shall remain liable for all rents and other damages and losses as of the date of re-entry, and shall further be liable, at the option of the Landlord, for the amount of rent reserved under this Lease, for the balance of the term, less any amount of rent received by the Landlord during such period from others to whom the premises may be rented on such terms and conditions, and at such rentals, as the Landlord, in his sole discretion shall deem proper, all of which shall be at the risk and expense of the Tenant. In addition, the Landlord, at his option, shall have the right to repossess the demised premises and terminate this Lease.

     In the event that the Landlord terminates this Lease, the Landlord may, pursuant to judicial process, re-enter the demised premises and dispossess the Tenant, the legal representatives of the Tenant, or other occupants of the demised premises and remove their property and effects and to hold the demised premises as if this Lease had not been made. The Landlord shall also be entitled to all provisions of law for the recovery of land and tenements held over by the Tenant in the Commonwealth of Virginia in which the demised premises are located.

     It is expressly understood and agreed that the exercise of any one or more of these said rights shall not be construed as a waiver of any other rights, it being understood that all of said rights shall be cumulative and may be exercised simultaneously.

     Notwithstanding anything in this Lease to the contrary, Landlord agrees that, in the event or a default by Tenant and its subsequent eviction from the premises, Landlord shall use commercially reasonable efforts to mitigate its damages and relet the premises. In the event of any litigation between the parties regarding mitigation, the burden of proof as to the reasonableness of Landlord's efforts shall be borne by Tenant.

     26.  INDEMNITY.  Except for damage caused by the Landlord's negligence,
          ---------
Tenant agrees to indemnify, and save the Landlord in connection with third parties free and forever harmless, from and against all costs, losses or damages, expenses and liability of any nature whatsoever in connection with the demised premise, including reasonable attorney's fees, arising out of, or in connection with, any act or omission of the Tenant which it is claimed has resulted in injury or death of any person or to property damage.

     27.  LANDLORD NOT LIABLE.  Landlord shall not be liable for any damage to
          -------------------
the property of Tenant or of others located on the demised premises, nor for the loss or damage of any property of the Tenant or any others by theft or otherwise. Except for damages arising from the willful or negligent acts or omissions of Landlord, its agents, customers or employees, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the demised premises, or from pipes, appliances or plumbing works or from the roof, street, or subsurface or from any other place or by dampness or by any other cause whatsoever. All property of the Tenant kept or stored on the demised premises shall be kept or stored at the risk of the Tenant only and the Tenant shall hold the Landlord harmless from any claims arising for damage to the same.

     28.  ATTORNEY'S FEES.  In the event or the employment of an attorney by the
          ---------------
Landlord due to a monetary violation of any term or provision of this lease, the Tenant shall pay the Landlord's reasonable attorney's fees as set by the Court.

     29.  OPTION TO RENEW.  The Landlord covenants and agrees that if the Tenant
          ---------------
shall not be in default in the performance of any of the covenants, conditions and agreements of this Lease beyond the expiration of any notice and cure period, the Tenant shall have the right and privilege at its option to renew this Lease for three (3) additional periods of three (3) years each by signifying its intention to do so, in writing, to the Landlord no later than five months preceding the termination of the original term of this Lease or applicable extension period, time being of the essence. Notwithstanding the foregoing to the contrary, if Tenant fails to give such notice at least five (5) months prior to the then scheduled expiration of the Term, Tenant shall not be deemed to have waived the right to exercise such Renewal Period until Landlord gives Tenant written notice of Tenant's failure to exercise such Renewal Period and affords Tenant a period of ten (10) days after receipt of such notice to exercise such Renewal Period.

     30.  ENTIRE AGREEMENT.  This instrument contains the entire agreement
          ----------------
between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by the parties hereto.

     31.  NOTICES.  All notices or other communications required or permitted
          -------
hereunder shall be in writing and shall be delivered in person or by certified or registered mail, return receipt requested, or by recognized overnight courier service (e.g. Federal Express or United Parcel Service), to Landlord and Tenant at the following addresses:

     (a)  Landlord -     Telestar Court Limited Partnership
                         c/o Bruce Stauffer
                         P.O. Box 6444
                         Silver Spring, MD 20906

     (b)  Tenant -  Vitamin Superstore, L.L.C.
                    ATTN:  Bruce Kudeviz
                    Vice President-Finance
                    3000 K Street, N.W. Suite 105
                    Washington, D.C. 20007

     Notices shall be deemed to have been served at the earlier of the date received, refused or returned as undeliverable. Notice from an attorney acting or purporting to act on behalf of a party shall be deemed to be notice from such party provided that such attorney is authorized to act on behalf of such party. The addresses to which notices and demands shall be delivered or sent may be changed from time to time by notice served, as hereinbefore provided, by either party upon the other party.

     32.  BINDING EFFECT.  This Lease, and the covenants, terms and conditions
          --------------
contained herein shall inure to the benefit of, and be binding upon, the Landlord, provided, that if the landlord sells or otherwise transfers title to the building or real property, the Landlord shall be relieved of all obligations thereafter accruing under this Lease upon completion of such sale or transfer, and it shall be considered that the transferee has assumed and agreed to carry out all of the obligations of the Landlord hereunder. This Lease and the covenants, terms and conditions contained herein, shall be jointly and severally binding upon, and inure to the benefit of the Landlord, Tenant, their heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

     33.  BROKER.  Tenant represents and warrants to Landlord that except for
          ------
Zisner Co. (hereinafter sometimes called "Active Broker") it has not worked with nor authorized any broker, agent or finder purporting to act on its behalf in respect of this Lease transaction, and Tenant hereby agrees to indemnify and hold harmless Landlord from and against any cost, expense, claims, liability or damage resulting from a breach of the representation and warranty herein contained. Landlord represents and warrants to Tenant that Landlord has not dealt with any brokers or agents in connection with the negotiation for or the obtaining or this Lease, other than Active Broker, and Landlord agrees to pay all brokerage fees payable to Active Broker pursuant to a separate agreement entered into between Landlord and Active Broker. Landlord hereby agrees to indemnify and hold harmless Tenant from and against any cost, expense, claims, liability or damage resulting front a breach of the representation and warranty herein contained.

     34.  LANDLORD'S DEFAULT.  If Landlord shall fail to perform any of its
          ------------------
obligations when and as due under this Lease (a "breach" or "default"), which default continues for a period of more than thirty (30) days after written notice from tenant specifying such default (or as to any default which requires more than thirty (30) days to remedy, if such cure is not commenced promptly and pursued diligently or continues beyond the time reasonably necessary therefor) Tenant may at its option upon written notice (which in the case of repairs to be done by Tenant on behalf of Landlord shall contain an estimate for such work and if such work is in excess of $5,000.00 there will be two estimates) (1) if the default has a material and adverse effect upon Tenant's ability to operate its usual and regular business in the premises, and Tenant has no other adequate remedy under this Lease or at law, declare the Term ended and vacate the premises, and be relieved from all further obligations under this Lease (provided. however, prior to termination, Tenant shall send to Landlord an additional notice to Landlord, following the initial default notice, advising Landlord of Tenant's intention to terminate this Lease if the default is not cured within ten (10) days after such notice); and/or (2) incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice; and set off such amount expended by Tenant.

     35.  HAZARDOUS SUBSTANCES.  If as a result of the presence of Hazardous
          --------------------
Substances the premises are, in Tenant's sole discretion, rendered untenantable, Tenant shall have the right to terminate this Lease upon sixty (60) days written notice to Landlord, and Tenant shall be entitled to the value of the loss of its leasehold estate, potential profits, and any and all other costs associated with the termination of this Lease.

     36.  INSURANCE.
          ---------

          (a) Landlord shall maintain in force throughout the term of this Lease (including any extension term) property insurance based on the Commercial Property Form - Causes or Loss Special, published by the Insurance Services Office or other equivalent "All Risk" coverage, including full collapse, floor, and full water damage coverage (including back up of severs or drains coverage), and including coverage for loss arising from any increased cost of construction, contingent operations of building codes, and related demolition and debris removal coats with extended coverage and vandalism endorsements in the amount of not less than one hundred percent (100%) of the full replacement cost of the premises, including all improvements, fixtures and equipment within the premises owned by Landlord.

          (b) Each party releases and waives on behalf of itself and on behalf of the insurers of such party's property, any and all claims and any rights of subrogation at any such insurer against the other party, its employees and agents for loss (other than loss or damage resulting from the willful act of such other party, its employees and agents) sustained from any peril to property that is covered under a standard all-risk or special Form - Causes of Loss policy, or any peril that is required to be insured against herein, whether or not such insurance is actually in force, or from any peril to property actually insured against, though not required to be under this Lease. All insurance property damage policies of Landlord and Tenant required by this tease shall contain a clause or endorsement pursuant to which the insurance companies waive subrogation and consent to a waiver of right of recovery.

     37.  QUIET ENJOYMENT.  So long as Tenant is not in default beyond the
          ---------------
expiration of any applicable notice and cure period, Landlord covenants that Tenant may quietly have, hold and enjoy the premises during the Term.

     38.  SUCCESSORS AND ASSIGNS.  This Lease and the covenants and conditions
          ----------------------
herein contained shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective permitted successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease, as of the day and year first above written.

                                        TELESTAR COURT LIMITED PARTNERSHIP

                                        BY:  /s/ Bruce Stauffer
                                           ----------------------------------
                                             Bruce Stauffer
                                             General Partner
                                             Landlord


                                        VITAMIN SUPERSTORE, L.L.C.

                                        BY:  /s/ Bruce Kudeviz
                                           ----------------------------------
                                             Vice President, Finance